Exploring for Gold in Nevada
OTCBB: SAGE
June, 2011 Presentation

SAGEBRUSH GOLD, Ltd

1640 Terrace Way | Walnut Creek, CA 94597

SAGEBRUSH GOLD, Ltd

Forward Looking Statement

This presentation contains forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "would," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "projects," "potential" or "continue" or the negative of such terms and other comparable terminology.

These statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these statements. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined under "Risk Factors" in our reports filed with the SEC. These and other factors may cause our actual results to differ materially from any forward-looking statement. We undertake no obligation to update any of the forward-looking statements after the date of this presentation to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.

SAGEBRUSH GOLD, Ltd

Focused on Gold Discovery in Nevada

Nevada is one of the most prolific gold regions in the world

Nevada has the second largest gold reserves in the world behind only Witwatersrand, South Africa.

Over 300 million ounces of gold have been discovered.


LOCATION/ACCESS MAP
Major Gold Mine or Deposit
Interstate Highway
Other Primary Road
LAS VEGAS

Over 152 million ounces of gold have been mined since 1835 at a value in excess of $230 billion at current pricing.

Nevada continues to welcome gold exploration and mining.

SAGEBRUSH GOLD, Ltd

Why North-Central Nevada?


Independence-Eureka Trend
Midas
Long Canyon
Carlin
Elko
Gold Quarry
Mountain
Carlin Trend
Florida Canyon
Cove-McCoy
Rabbit Creek Trend
Cortez Hills
Bald Mountain
Battle Mtn-Eureka Trend
Archimedes
Austin
Round Mountain
NORTH-CENTRAL NEVADA
N
Bullfrog
LAS VEGAS
LOCATION/ACCESS MAP
Challenger Property
Major Gold Mine or Deposit
Major Gold Trend
Caetano Caldera

Eighty percent (80%) of the gold mined in Nevada is from North-Central Nevada.

The Carlin Gold Trend has produced more than **60 million ounces of gold**.

The Battle Mountain-Eureka Gold Trend has produced more than **20 million ounces of gold.**

The Rabbit Creek Gold Trend has produced more than **10 million ounces of gold.**

SAGEBRUSH GOLD, Ltd

North-Central Nevada Projects


NORTH BATTLE MTN PROPERTY
RED ROCK PROPERTY
Winnemucca
Lone Tree
Battle Mountain
Cortez Hills
Carlin
Eureka
Austin
Round Mountain
Reno
CARSON CITY
Yerington
Hawthorne
Tonopah
Goldfield
Beatty
Pahrump
LAS VEGAS
Ely
LOCATION/ACCESS MAP
Major Gold Mine or Deposit
Interstate Highway
Other Primary Road

Current Gold Properties

Red Rock

- 2,177 hectares property
- Geologic mapping, rock/soil sampling and geophysics completed
- Drill targets defined

North Battle Mountain

- 146 hectares property
- Geologic mapping, rock/soil sampling and geophysics completed
- Drill targets defined

SAGEBRUSH GOLD, Ltd

Red Rock Property


Independence-Eureka Trend
Jerritt Canyon
Midas
Long Canyon
Carlin
Elko
Gold Quarry
Hycroft
Lone Tree
Battle Mountain
Florida Canyon
Phoenix
Carlin Trend
Rabbit Creek Trend
Cortez Hills
Bald Mountain
Archimedes
Battle Mtn-Eureka Trend
RENO
RED ROCK PROPERTY
Austin
Eureka
Round Mountain
NORTH-CENTRAL NEVADA
LOCATION/ACCESS MAP
Major Gold Mine or Deposit
Major Gold Trend
Caetano Caldera
LAS VEGAS

Red Rock property is located at the intersections of three major gold trends:

- <u>The Battle Mountain – Eureka Gold Trend</u>
  a prolific gold belt containing at least 50 million known ounces of gold.
- <u>The Rabbit Creek Gold Trend</u>
  a gold belt containing at least 40 million known ounces of gold.
- <u>The Caetano Caldera Trend</u>
  a major crustal break that helped localize approximately 30+ million known ounces of gold.

SAGEBRUSH GOLD, Ltd

Red Rock Property

Two Initial Gold Targets:

1) A shallow open-pit gold deposit

2) Underground world class Carlin-type gold deposits

SAGEBRUSH GOLD, Ltd

Red Rock Property



There are 269 contiguous unpatented load claims on 2,177 hectacres or 6.0+ square miles. Blue claim areas are not part of the claim block.

SAGEBRUSH GOLD, Ltd

Red Rock Property



How do we know the potential?

Abundant information generated by previous exploration companies that includes:

- geologic maps
- abundant rock and soil geochemistry
- detailed gravity data
- detailed aeromagnetic data
- drill hole logs, assays, chips and core

Both **surface gold**, up to 0.38 ounces per ton (13.03 g/T), and **shallow drilled gold** have already been discovered on an adjoining property.

SAGEBRUSH GOLD, Ltd

Red Rock Geology


Upthrown Terrain
Slaven Thrust Sheet
Elder Thrust Sheet
Undivided Thrust Sheet
Alluvium
Colluvium
Slaven Chert Thrust Sheet
Elder Sandstone Thrust Sheet
Quartzite
Sandstone
Sandstone, siltstone, minor limestone and chert
Chert
Devonian-Ordovician Undivided Unit Imbricate Thrust Sheet
Quartzite
Chert, argillite
Siltstone, sandstone, chert minor limestone
Sandstone
Greenstone
Unassigned Paleozoic Thrust Sheet
Siltstone-Chert sequence

Red Rock Geology



Upper-plate rocks of the Roberts Mountains allochthon predominate, with Slaven Chert, Elder Sandstone and a tectonically complex Devonian to Ordovician unit as the principal formations. The formations are separated by thrust faults. Lithologies consist of siliciclastic sedimentary rocks and lesser greenstone.

Carbonate rocks of the lower-plate Roberts Mountains thrust (RMT) are exposed in the Horse Window 1.5 km (1 mile) east of the property.



Tertiary volcanic rocks fill a west-northwest trending caldera along the south margin of the property. **The northern structural break of this caldera, <u>The Caetano Boundary</u>, comprises one of the principal structural elements that control alteration and anomalous metal geochemistry on the property.**

Geology, geochemistry and alteration is "typical" Carlin gold deposit-style.

Red Rock Geochemistry


0
3,000
6,000
feet
N

Rock and soil geochemical data indicate gold bearing rock (red hachures) located within the claim block for a distance of over six (6.4) kilometers.

Red Rock Geochemistry


RANGE
SHOSHONE
Canyon

Gold-in-soil and rock

Red Rock Geochemistry


RANGE
Redrock
SHOSHONE
Canyon

Arsenic-in-soil and rock

SAGEBRUSH GOLD, Ltd

Red Rock Geophysics

How do we know the potential?

Detailed gravity survey reveals a complex structural picture

A series of northwest elongated gravity highs offset by northeast structures are noted immediately adjacent to the Caetano Caldera break. The gravity highs could represent:

- igneous rocks
- silicified Paleozoic rock
- horst blocks of lower-plate carbonate rock

A domal feature located along the western part of the claims correlates with the noted gravity high (Upthrown Terrain).

SAGEBRUSH GOLD, Ltd

Red Rock Geophysics


0
0.75
1.5
kilometers

Residual gravity with interpretation and proposed drill sites
(Red cross-hatch area is intrusive.)

Red Rock Geophysics


0
3,000
6,000
feet
N

Geophysical data indicates anomalies (located beneath red hachured areas) in rock density confirming geochemical results.

SAGEBRUSH GOLD, Ltd

Red Rock Geophysics


NORTH- SOUTH STRUCTURAL DOMAIN
NORTHEAST STRUCTURAL DOMAIN
GOAT PEAK WINDOW
HORST MTN. WINDOW
EAST-WEST STRUCTURAL DOMAIN
0
1.5
3
kilometers

Gravity-Complete Bouguer Anomaly, Interpretation and Lower Plate Windows
(Red cross-hatch area is intrusive.)

Red Rock Drilling


CENTERRA DRILL HOLES
LC
CLAIMS
RRC07-08C
AC
CLAIMS
RRC
CLAIMS
RRC98-04
RRC07-10C
RRC06-06C
RRC
CLAIMS
0
3,000
6,000
feet
N

Only four (4) holes previously drilled within the Claims block with two holes intersecting low gold values and elevated trace elements.

Red Rock Drilling



Long Section Through Holes RRC06-6C, 7C, 8C & 9 Looking N45E
C
C'
RRC07-08C
RRC07-09
RRC06-07C
RRC06-06C
Roberts Mtns Thrust
EXPLANATION
Tct
Caetano Fm -tuff
Ti
Felsite dikes
Ds
Slaven Chert
DSe
Elder Formation
D/Ou
Dev-Ord Undivided Unit
D/Ocgl
Dev-Ord conglomerate
DSrm
Roberts Mtns Fm
DSl
RM Fm limestone
Ohd
Hanson Cr Fm dolostone
Greenstone
Fault, Dike
Jasperoid
Other Alteration
Hydrothermal fluids

Cross-section through previous drill holes.

Note: RRC07-09 and RRC06-07C are not part of the Red Rock claim block.

Red Rock Exploration Targets


Northern Target
LC
CLAIMS
Central Target
AC
CLAIMS
RRC
CLAIMS
Centerra Target
Southern Target
RRC
CLAIMS
0
3,000
6,000
feet
N

Four large gold targets (Northern, Central, Southern, and Centerra) and associated trace elements occur over a 6.4 km (4 mile) distance.

1640 Terrace Way | Walnut Creek, CA 94597

SAGEBRUSH GOLD, Ltd

Red Rock Exploration Targets

Major gold deposits often cluster.

Northern Target – Rock and soil geochemical data indicate a gold, silver, arsenic, antimony, mercury, lead and zinc anomaly measuring 900m x 700m in upper-plate siliciclastic rocks. Numerous altered felsic dikes intrude the Paleozoic rocks.

Central Target – A large rock and soil anomaly containing gold, arsenic, antimony, mercury, zinc, molybdenite, barite, and thallium. It measures 1,829m x 609m in upper-plate rocks. Gold-in-rock up to 0.05 opt (1.7 g/T) Au and in soil to 0.03 opt (1.03 g/T) Au.

Southern Target – Gold-in-soil to 318 ppb (0.318 g/T) Au and arsenic to 272 ppm As. Moderately shallow depth to lower-plate carbonate rock.

Centerra Target – A gold-bearing zone measuring 670m x 61m containing "high grade" gold-in-rock values of 0.38 opt (13.03 g/T) and 0.35 opt (12.00 g/T). Cameco drill hole RRC:98-5 intersected the horizon. **The extent of the mineralization has not been defined.** *Note: This target is not part of the Red Rock package.*

Red Rock Exploration Targets



Northern Target
LC CLAIMS
Central Target
Pipeline
South Pipeline
RRC CLAIMS
AC CLAIMS
Centerra Target
Southern Target
RRC CLAIMS
N
0
3,000
6,000
feet

The Pipeline and South Pipeline gold deposits (10+ million ounces of gold) are superimposed over one Red Rock gold/trace element anomaly. There is potential for multiple world-class gold deposits.

The previous drill holes DID NOT test the 6.4 km long gold targets.

Consequently, gold potential remains untested and open for opportunity

Red Rock Photo Gallery



Altered felsic dike in Northern Target



Jasperoid outcrop in North-Central Target (0.05 opt (1.7 g/T) Au)



Bleached, solution veined Elder Ss in Central Target

NBM - The Heart of Gold Country


Welcome
to
Battle Mountain

Battle Mountain, Nevada


LOCATION/ACCESS MAP
Major Gold Mine or Deposit
Interstate Highway
Other Primary Road

SAGEBRUSH GOLD, Ltd

North Battle Mountain Property


NORTHERN NEVADA RIFT ZONE
NORTH BATTLE MTN PROPERTY
Battle Mountain
Carlin

The North Battle Mountain property is located along the Northern Nevada Rift: a gold belt containing at least 8 million known ounces of gold.

Mineralization similar to Carlin-type gold systems.

SAGEBRUSH GOLD, Ltd

North Battle Mountain Property


NBAM 2
NBAM 1
NBAM 19
NBAM 20
NBAM 4
NBAM 3
NBAM 21
NBAM 22
NBAM 23
NBAM 24
NBAM 8
NBAM 7
NBAM 25
NBAM 26
NBAM 10
22
NBAM 27
NBAM 28
NBAM 12
NBAM 11
NBAM 29
NBAM 30
NBAM 14
NBAM 13
NBAM 31
NBAM 32
NBAM 16
NBAM 15
NBAM 33
NBAM 34
NBAM 18
NBAM 17
NBAM 35
NBAM 36
N
0
600
1,200
feet

There are 36 contiguous unpatented load claims on
291 hectacres or 1 square mile.

North Battle Mountain Property



Visible molybdenite, galena and sphalerite in surface rock.

Abundant information generated that includes:

- Geologic map
- Abundant rock and soil geochemistry
- Detailed gravity data
- Detailed ground magnetic data

SAGEBRUSH GOLD, Ltd

North Battle Mountain Geology





The North Battle Mountain property is underlain by an Upper Devonian-Mississippian arkosic assemblage consisting of calcareous sandstone, siltstone, shale and chert. This sequence has been intruded by Tertiary ("quartz eye") rhyolite dikes and sills.

Eocene to Pliocene felsic to mafic volcanic rocks and minor sediments were deposited over these older units.

High-angle faults striking E-W, N30-60°E and N20-50°W are the key fault sets. Elevated metal values, barite in-fillings, brecciation, fracturing, intrusive dikes, and abundant iron oxide formation are associated with these structures.

SAGEBRUSH GOLD, Ltd

North Battle Mountain Geochemistry


22

Two large gold and associated trace element anomalies; 640m long X 275m wide and 320m long X 140m wide.

Gold-in-rock values range to 407 ppb (0.40 g/T) with significant overlapping values of arsenic, antimony, mercury, molybdenite, silver, lead, zinc, and tungsten.

Presence of high zinc, antimony and arsenic is very encouraging as these elements are often above or distal to Carlin-type gold deposits.

North Battle Mountain Geochemistry


NBM22: SAGEBRUSH
EXPLANATION
ROCK-CHIP SAMPLE LOCATIONS
GOLD GEOCHEMISTRY
Gold-in-rock and sage geochemistry showing target area within the red lines

North Battle Mountain Geochemistry


NBM22: SAGEBRUSH
ROCK-CHIP SAMPLE LOCATIONS
ARSENIC GEOCHEMISTRY
Arsenic-in-rock and sage geochemistry showing target area within the red lines

SAGEBRUSH GOLD, Ltd

North Battle Mountain Geophysics


RANGE
Gravity high with superimposed CSAMT anomalies.

Detailed gravity data revealed large gravity high.

CSAMT data suggest three (3) major target areas of potential silicification that overlay both mapped alteration and gold-arsenic rock anomalies.

SAGEBRUSH GOLD, Ltd

North Battle Mountain Geophysics

CSAMT line 2 over Gold-in-rock geochemistry



0 250 500
meters
Prospect
21

Si = area of extremely high resistivity (silification)
Alt = area of high conductivity

CSAMT line 2 over Arsenic-in-rock geochemistry



0 250 500
meters
Prospect
21

SAGEBRUSH GOLD, Ltd

North Battle Mountain Targets


meters
21

Proximal gold skarn deposit similar to Gold Acres, Cortez and Fortitude mines.
Distal gold deposit – Carlin-type, similar to Twin Creeks, Getchell, Pipeline, Cortez Hill and Phoenix mines.

Three drill holes proposed (458 meters)


meters
21

Proposed drill holes(P1 – P3), CSAMT Line 2 & Line 3, interpretation over topography.

SAGEBRUSH GOLD, Ltd

North Battle Mountain Targets



VOXLER 3D Resistivity Model and Proposed Drill Holes
(looking East-Southeast)

Three proposed drill holes in yellow and the top of the highly conductive layer (orange) possibly due to carbon flooding with associated graphite or clay alteration (thrust).

SAGEBRUSH GOLD, Ltd

North Battle Mountain



Fault breccia or breccia pipe sample


T 35N
T 34N
R45E
R46E
TRACE OF THE NORTHERN NEVADA RIFT ZONE?

North Battle Mountain Property (sec 22) along the west margin of a major ring fracture

North Battle Mountain





North Battle Mountain Property (sec 22) showing gold zones in red and controlling structures.

SAGEBRUSH GOLD, Ltd

Properties Summary

How do we know the potential?

Location, location, location

+

Shallow drilled gold

+

Sampled high-grade surface gold

+

Extensive rock and soil geochemical anomalies

+

Geophysical confirmation

=

Major Potential Gold Deposits

SAGEBRUSH GOLD, Ltd

Management / Board

David Rector - President - David Rector has served in general management roles and directed the business operations of many companies during the past 35 years and is experienced in all of the facets of public company governance and process in the US. Mr. Rector presently sits on four Board of Directors for US public companies and chairs or is a member of several audit and compensation committees. He has worked for a Fortune 00 Company as well as serving in senior general management roles for several small to mid-size organizations during the past 25 years.

Arthur Leger - M.Sc. (geology) - Director of Exploration & Field Operations Arthur Leger has been in mining and hydrology for the past 40 years primarily dedicating his career to gold exploration and mining in Nevada. He spent 35 years in the mining industry as a senior level exploration geologist and manager. In addition, he spent five years in state government as a staff engineer in the Ground Water Protection Branch with the Bureau of Water Pollution Control in Nevada. Mr. Leger has explored for and/or mined copper, molybdenum, nickel, tungsten, gold and silver in 15 states, Mexico and two Canadian provinces. He has worked in senior exploration and management positions with Cameco Gold Corporation, Cyprus Metals Exploration and Gold Fields Mining Corporation during the past 20-year period.

Sheldon Finkel, Chairman

Mr. Finkel was appointed as our Chairman and Chief Executive Officer on September 29, 2010. He has been managing fighters since 1980. Mr. Finkel was selected by the Boxing Writers Association of America as manager of the year in 1990 and 1993. In June 2010, he was inducted into the Boxing Hall of Fame. He produced the Watkins Glen Summer Jam concert in 1973, that featured the Grateful Dead, Allman Brothers and The Band.

Barry Honig, Co-Chairman

Mr. Honig was appointed as our Co-Chairman on September 29, 2010. He has served as Co-Chairman of InterCLICK, Inc. (NASDAQ:ICLK) since August 2007. Since January 2004, Mr. Honig has been the President of GRQ Consultants, Inc., and is a private investor and consultant to early stage companies and sits on the board of several private companies. Mr. Honig serves as a director on our Board of Directors due to his success as an investor, extensive knowledge of the capital markets, his judgment in assessing business strategies, and his knowledge of sports and marketing.

SAGEBRUSH GOLD, Ltd

2011 - 2012 Exploration Budget

Use of Proceeds for:	2011	2012
Field Operations - includes:	1,309,956	3,825,545
Geophysics, Geology, claims fees, drilling		
General & Administrative	296,130	571,840
Total	1,606,086	4,397,385

Pro Forma Cap Table

Empire Issued and Outstanding	23,945,808
Arttor Gold LLC acquisition (Includes Red Rock, NBM and $2mm cash)	21,000,000
Total outstanding – June 3, 2011	**44,945,808**

SAGEBRUSH GOLD, Ltd

Historical Overview

The Company formerly known as The Empire Sports & Entertainment Holdings Co. recently changed its name to Sagebrush, Gold, Ltd. in order to reflect additional businesses to be pursued by the Company. Following the departure during March 2011 of a senior executive officer responsible for developing the Company's sports and entertainment projects, the Company evaluated several new business opportunities. During May 2011, the Company was presented with an opportunity to acquire, in exchange for issuance of common stock, certain leases with the potential to pursue natural resource exploration, primarily precious metal. As a result, the Board of Directors determined to pursue such acquisition. The Company appointed a new President, David Rector, with resource and exploration experience, and appointed a Chief Geologist. The Company's management conducted due diligence and management and their advisors concluded that the Nevada claims were conducive to exploration for gold. However, no deposits have been identified on the leased properties. The Company will as a result be engaged in two primary lines of business, through separate subsidiaries, consisting of resource exploration and sports and entertainment.

Through our subsidiary "The Empire Sports & Entertainment, Co.", we are engaged in the business of live entertainment as a promoter and producer of entertainment events such as concerts, music festivals, pay-per-view programming and other live events. Our goal is to become a leader in integrated promotion, production and marketing for a broad variety of live events in sports and music and add live music and entertainment shows and sporting events, such as professional boxing and mixed martial arts (MMA). We generate revenue primarily through promoter fees and sharing arrangements with performers and athletes and production of concerts and events. These revenues are expected to consist primarily of sponsorship, advertising and concession fees, ticket sales ("gate"), televised revenue (Pay-Per-View) and media distribution. We believe there may also be opportunities to integrate social media, interactive gaming and social networking technologies directly with our live events and derive additional revenue from our events. Our current operations are primarily focused on the entertainment line of our business and particularly in music festivals. For example, we have entered into a joint venture with respect to promotion of a summer music festival known as the Capital Hoedown to be held in Ottawa, Canada, which headlines Kenny Chesney and Carrie Underwood, on August 11-13, 2011.

Through our subsidiary "Arttor Gold, LLC" a Nevada limited liability company ("Arttor Gold"), we have the rights to explore on two properties, known as Red Rock and North Battle Mountain. The exploration rights to these properties are evidenced by leases between Arttor Gold and F.R.O.G. Consulting, LLC, a Nevada limited liability company ("Frog"), which acquired its rights to these properties from the Federal Bureau of Land Management by staking claims.

We plan to initially conduct exploration for gold at Red Rock. Our property currently has no known gold deposits. We have commenced planning for these initial exploration activities. We plan to seek to acquire additional exploration opportunities. Our exploration staff consists of our Chief Geologist, Arthur Leger, and the actual drilling and related activities will be outsourced.. We plan to engage independent engineers, contractors and consultants on an as-needed basis. We cannot assure that any commercially exploitable gold deposit will be found on our properties or if found, will be of sufficient quality or quantity to justify removal and mining.

www.sagebrushgold.com
info@sagebrushgold.com

Telephone: 925.930.6338

SAGEBRUSH GOLD, Ltd

1640 Terrace Way | Walnut Creek, CA 94597